                                                                     EXHIBIT 3.2





                           UNITED STATES OF AMERICA
                          THE STATE (SEAL) OF MICHIGAN
            MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
                              LANSING, MICHIGAN




This is to Certify that the Annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.




                                In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 27th day of April, 1998.


                                Julie Croll, Director

                        Corporation, Securities and Land Development Bureau






SEAL APPEARS ONLY ON ORIGINAL

    MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received                                   (FOR BUREAU USE ONLY)


SEP 12, 1996                                            FILED
                                                    SEP 12, 1996

Name                                               Administrator
Linda M. Bierl, Legal Asst.      MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
Timmis & Inman L.L.P.          CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU

Address
300 Talon Centre                                   EFFECTIVE DATE:

City                    State           Zip
Detroit       MI        48207



DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE


                                              CORPORATION IDENTIFICATION NUMBER
                                                           418-825
                                                           -------


                          ARTICLES OF INCORPORATION
                   FOR USE BY DOMESTIC PROFIT CORPORATIONS
           (PLEASE READ INFORMATION AND INSTRUCTIONS ON LAST PAGE)


        Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

ARTICLE I

The name of the corporation is:  VS HOLDINGS INC.

ARTICLE II

The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.

ARTICLE III

The total authorized shares:

1.  Common shares (Class A)     30,000

    Common shares (Class B)     30,000

    Preferred shares             none

2.
    A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

                See continuation page.





SEAL APPEARS ONLY ON ORIGINAL

ARTICLE IV

1.  The address of the current registered office is:
    200 Talon Centre                    Detroit         MICHIGAN        48207
    ------------------------------------------------    -----------------------
    (Street Address)               (City)                 (State)   (zip Code)

2.  The mailing address of the registered office if different than above is:

                                                         MICHIGAN
    ------------------------------------------           -----------------------
    (Street Address)                (City)                  (State)   (Zip Code)


3.  The name of the resident agent at the registered office:  Wayne C. Inman


ARTICLE V

The name and address of the incorporator is as follows:

                Name                            Residence or Business Address

Richard M. Miettinen                       300 Talon Centre, Detroit, MI 48207
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------









SEAL APPEARS ONLY ON ORIGINAL

Use space below for additional Articles of for continuation of previous Articles. Please identify any Article being continued or added. Attach additional pages if needed.

ARTICLE III, 3.

The total number of shares of stock which the Corporation is authorized to issue is Sixty Thousand (60,000) shares, Thirty Thousand (30,000) shares of which shall be designated as the Class A Voting Common Capital Stock of the Corporation, and Thirty Thousand (30,000) shares of which shall be designated as the Class B Nonvoting Common Capital stock of the Corporation. The Class A Voting Common Capital Stock and the Class B Nonvoting Common Capital Stock shall have no voting power for any purpose whatsoever, and the holders of Class A Voting Common Capital Stock shall, to the exclusion of the holders of Class B Nonvoting Common Capital Stock, have full voting power for all purposes.



ARTICLE VI:

        Each director of the Corporation shall not be personally liable to the corporation or its shareholders for monetary damages for the breach of the director's fiduciary duty as a director; provided, however, this Article does not eliminate or limit any liability a directory may otherwise have for any of the following:

        (i) A breach of such director's duty of loyalty to the corporation or its shareholders;

        (ii) Acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

        (iii) A violation of Section 551(1) of the Michigan Business Corporation Act; or

        (iv) A transaction from which such director derived an improper personal benefit.


        Any repeal or modification of the foregoing paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.





I, the incorporator, sign my name this 11th day of September           , 1996 .


/s/ Richard M. Miettinen
------------------------                 --------------------------------------
Richard M. Miettinen

------------------------                 --------------------------------------

------------------------                 --------------------------------------

------------------------                 --------------------------------------




SEAL APPEARS ONLY ON ORIGINAL

     MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received                                   (FOR BUREAU USE ONLY)


OCT 16, 1996                                            FILED
                                                    OCT 16, 1996

Name                                               Administrator
Linda M. Bierl, Legal Asst.      MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
Timmis & Inman L.L.P.          CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU

Address
300 Talon Centre                                   EFFECTIVE DATE:

City         State       Zip
Detroit       MI        48207



DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE


          CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                       FOR USE BY DOMESTIC CORPORATIONS
           (PLEASE READ INFORMATION AND INSTRUCTIONS ON LAST PAGE)


        Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:


1.  The present name of the corporation is:  VS HOLDING INC.


2.  The identification number assigned by the Bureau is 418-825
                                                        -----------------------

3.  The location of its registered office is:


    200 Talon Centre                    Detroit           MICHIGAN   48207
    ---------------------------------------------------   ---------------------
    (Street Address)              (City)                              (Zip Code)

4.  Article    III       of the Articles of Incorporation is hereby amended to
    read as follows:

                           SEE EXHIBIT A, ATTACHED.




SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS; OTHERWISE, COMPLETE SECTION (b). DO NOT COMPLETE BOTH.

    a. x The foregoing amendment to the Articles of Incorporation were duly --- adopted on the 14th day of October, 1996, in accordance with the provision of Section 642 of the Act by the unanimous consent of the incorporators before the first meeting of the Board of Directors.

          Signed this   15th   day of October                   , 1996
                      -------         --------------------------  --------

          /s/ Richard M. Miettinen
          ------------------------    ------------------------------------
                (Signature)                      (Signature)


            Richard M. Miettinen
          ------------------------    ------------------------------------
           (Type or Print Name)                (Type or Print Name)


          ------------------------    ------------------------------------
                (Signature)                      (Signature)


          ------------------------    ------------------------------------
           (Type or Print Name)                (Type or Print Name)


    b.
      --- The foregoing amendment to the Articles of Incorporation were duly
          adopted on     day of               , 19    in accordance with the
          provisions of Section 642 of the Act and: (check one of the following)

      --- was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the directors if a nonprofit corporation organized on a non-stock directorship basis. The necessary votes were cast in favor of the amendment.

      --- was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a non-stock directorship basis.

      --- was duly adopted by the written consent of the shareholders having not less than the minimum number of votes required by statue in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, and Section 407(1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

      --- was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act if a non-profit corporation, and Section 407(2) of the Act if a profit corporation.



                        Signed this             day of                , 199
                                    ------------       ---------------     ----

                        By:
                           ----------------------------------------------------
                                                (Signature)


                        -------------------------------------------------------
                                         (Type or Print Name and Title)






SEAL APPEARS ONLY ON ORIGINAL

                                  EXHIBIT A



1.  The total authorized capital stock is:

    CLASS OF STOCK              NUMBER OF SHARES
    --------------              ----------------

    Class A Voting Common             75,000
    Class B Non-Voting Common         75,000

2. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

    The rights, preferences and limitations of the Class A Voting Common Stock and the Class B Non-Voting Common Stock shall be identical in all respects, except that the holders of the Class B Non-Voting Common Stock shall have no voting rights for any purpose whatsoever, and the holders of the Class A Voting Common Stock shall have full voting rights for all purposes.

     MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received                                   (FOR BUREAU USE ONLY)


OCT 31, 1996                                            FILED
                                                    OCT 31, 1996

Name                                               Administrator
Linda M. Bierl, Legal Asst.      MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
Timmis & Inman L.L.P.          CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU

Address
300 Talon Centre                                   EFFECTIVE DATE:

 City        State       Zip
Detroit       MI        48207


DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE


          CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                       FOR USE BY DOMESTIC CORPORATIONS
           (PLEASE READ INFORMATION AND INSTRUCTIONS ON LAST PAGE)


        Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporation), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:


1.  The present name of the corporation is:  VS HOLDING INC.


2.  The identification number assigned by the Bureau is 418-825
                                                        -----------------------

3.  The location of its registered office is:


    200 Talon Centre                    Detroit           MICHIGAN   48207
    ---------------------------------------------------   ---------------------
    (Street Address)              (City)                              (Zip Code)

4.  Article    III       of the Articles of Incorporation is hereby amended to
    read as follows:

                           SEE EXHIBIT A, ATTACHED.







SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENTS WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS; OTHERWISE, COMPLETE SECTION (b). DO NOT COMPLETE BOTH.

    a. x  The foregoing amendment to the Articles of Incorporation were duly
      --- adopted on the      day of          19  , in accordance with the
          provision of Section 642 of the Act by the unanimous consent of the incorporators before the first meeting of the Board of Directors.

          Signed this          day of                           , 19
                        -------         --------------------------  --------


          ------------------------    ------------------------------------
                (Signature)                      (Signature)



          ------------------------    ------------------------------------
           (Type or Print Name)                (Type or Print Name)


          ------------------------    ------------------------------------
                (Signature)                      (Signature)


          ------------------------    ------------------------------------
           (Type or Print Name)                (Type or Print Name)


    b. X
      --- The foregoing amendment to the Articles of Incorporation were duly adopted on 30th day of October, 1996, in accordance with the provision of Section 642 of the Act and: (check one of the following)

      --- was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the Shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a non-stock directorship basis. The necessary votes were cast in favor of the amendment.

      --- was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a non-stock directorship basis.

      --- was duly adopted by the written consent of the shareholders having not less than the minimum number of votes required by statue in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, and Section 407(1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)
       X
      --- was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act if a non-profit corporation, and Section 407(2) of the Act if a profit corporation.



                        Signed this    30th     day of     October    , 1996

                        By:   /s/ Wayne C. Inman
                           ----------------------------------------------------
                                                (Signature)

                                        Wayne C. Inman, Vice President
                        -------------------------------------------------------
                                         (Type or Print Name and Title)





SEAL APPEARS ONLY ON ORIGINAL

                                  EXHIBIT A



1.  The total authorized capital stock is:

    CLASS OF STOCK              NUMBER OF SHARES
    --------------              ----------------

    Class A Voting Common             75,000
    Class B Non-Voting Common         100,000

2. A Statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

    The rights, preferences and limitations of the Class A Voting Common Stock and the Class B Non-Voting Common Stock shall be identical in all respects, except that the holders of the Class B Non-Voting Common Stock shall have no voting rights for any purpose whatsoever, and the holders of the Class A Voting Common Stock shall have full voting rights for all purposes.




SEAL APPEARS ONLY ON ORIGINAL

     MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received                                   (FOR BUREAU USE ONLY)


DEC 17, 1996                                            FILED
                                                    DEC 17, 1996

Name                                               Administrator
Linda M. Bierl, Legal Asst.      MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
Timmis & Inman L.L.P.          CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU

Address
300 Talon Centre                                   EFFECTIVE DATE:

City        State        Zip
Detroit       MI        48207


DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE


          CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                       FOR USE BY DOMESTIC CORPORATIONS
           (PLEASE READ INFORMATION AND INSTRUCTIONS ON LAST PAGE)


        Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporation), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:


1.  The present name of the corporation is:  VS HOLDING INC.


2.  The identification number assigned by the Bureau is 418-825
                                                        -----------------------

3.  The location of its registered office is:


    200 Talon Centre                    Detroit           MICHIGAN   48207
    ---------------------------------------------------   ---------------------
    (Street Address)              (City)                              (Zip Code)

4.  Article    III       of the Articles of Incorporation is hereby amended to
    read as follows:

                           SEE EXHIBIT A, ATTACHED.



SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS; OTHERWISE, COMPLETE SECTION (b). DO NOT COMPLETE BOTH.

    a.    The foregoing amendment to the Articles of Incorporation were duly
      --- adopted on the     day of        , 19   , in accordance with the
          provisions of Section 642 of the Act by the unanimous consent of the incorporators before the first meeting of the Board of Directors.

          Signed this         day of                               , 19
                      -------        ------------------------------    ---


          ----------------------------------  --------------------------------
                     (Signature)                         (Signature)

          ----------------------------------  --------------------------------
                 (Type or Print Name)                (Type or Print Name)

          ----------------------------------  --------------------------------
                     (Signature)                         (Signature)

          ----------------------------------  --------------------------------
                 (Type or Print Name)                (Type or Print Name)

    b. X The foregoing amendment to the Articles of Incorporation were duly --- adopted on 13th day of December, 1996, in accordance with the provisions of Section 642 of the Act and: (check one of the following)

          was duly adopted in accordance with Section 611(2) of the Act by the
   --- vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a non-stock directorship basis. The necessary votes were cast in favor of the amendment.

          was duly adopted by the written consent of all the directors pursuant --- to Section 525 of the Act and the corporation is a nonprofit corporation organized on a non-stock directorship basis.

          was duly adopted by the written consent of the shareholders having --- not less than the minimum number of votes required by statue in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, and Section 407(1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

       X was duly adopted by the written consent of all the shareholders or --- members entitled to vote in accordance with Section 407(3) of the
          Act if a non-profit corporation, and Section 407(2) of the Act if a profit corporation.



                                Signed this 13th day of December, 1996

                                By:         Wayne C. Inman
                                    -----------------------------------
                                              (Signature)

                                    Wayne C. Inman, Vice President
                                ---------------------------------------
                                    (Type or Print Name and Title)


SEAL APPEARS ONLY ON ORIGINAL

                                  EXHIBIT A


1.  The total authorized capital stock is:

    CLASS OF STOCK                NUMBER OF SHARES
    --------------                ----------------

    Class A Voting Common              75,000
    Class B Non-Voting Common          125,000

2. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

    The rights, preferences and limitations of the Class A Voting Common Stock and the Class B Non-Voting Common Stock shall be identical in all respects, except that the holders of the Class B Non-Voting Common
    Stock shall have no voting rights for any purpose whatsoever, and the holders of the Class A Voting Common Stock shall have full voting rights for all purposes.



SEAL APPEARS ONLY ON ORIGINAL

         MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU


                                                      (FOR BUREAU USE ONLY)
Date Received
APR 24 1998                                                   FILED
-------------                                              APR 24 1998
Name         Linda M. Bierl, Legal Asst.                  Administrator
             Timmis & Inman L.L.P.               MI DEPT CONSUMER & INDUSTRY
----------------------------------------------  SERVICES CORPORATION, SECURITIES
Address      300 Talon Centre                       & LAND DEVELOPMENT BUREAU
----------------------------------------------
City              State           Zip               EFFECTIVE DATE:  4-28-98
Detroit           MI              48207
----------------------------------------------

Document will be returned to the name and address you enter above

                    CERTIFICATE OF MERGER/CONSOLIDATION
                 FOR USE BY DOMESTIC OR FOREIGN CORPORATIONS
           (Please read information and instructions on last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), and/or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.  The Plan of Merger (Consolidation) is as follows:


    a. The name of each constituent corporation and its identification number is:

    VS Holdings No. 2 Inc., CID 418-828
    -----------------------------------
    VS Holdings Inc., CID 418-825
    -----------------------------

    b. The name of the surviving (new) corporation and its identification number is:

    VS Holdings Inc., CID 418-825
    -----------------------------

    c.  For each constituent stock corporation, state:


                                    Designation and number
                                   of outstanding shares in      Indicate class or series of      Indicate class or
                                    each class or series          shares entitled to vote         series entitled to
                                                                                                   vote as a class
Name of corporation

VS Holdings Inc.                2,500 voting common Class A          5,000 voting common                n/a
                               97,500 non-voting common Class B      5,000 non-voting common            n/a

VS Holdings No. 2 Inc.          5,000 voting common                  5,000 voting common                n/a
                                5,000 non-voting common              5,000 non-voting common            n/a

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows: n/a

d.     For each constituent nonstock corporation
       (i) If it is organized on a membership basis, state (a) the name of the corporation, (b) a description of its members, and (c) the number, classification and voting rights of its members.

       n/a

       (ii) if it is organized on a directorship basis, state (a) the name of the corporation, (b) a description of the organization of its board, and (c) the number, classification and voting rights of its directors.

       n/a

e. The terms and conditions of the proposed merger (consolidation), including the manner and basis of converting the shares of, or membership or other interests in, each constituent corporation into shares, bonds, or other securities of, or membership or other interest in, the surviving (consolidated) corporation, or into cash or other consideration, are as follows:

              (a) Class A Common Stock. On the Effective Date, each share of the VS Holdings No. 2, Inc. Class A Common Stock outstanding on the Effective Date shall, by operation of law and by virtue of the Merger and without any action on the part of any person, be converted into .005 Class A Shares of VS Holdings Inc. and .096 Class B Shares of VS Holdings Inc.

              (b) Class B Common Stock. On the Effective Date, each share of the VS Holdings No.2, Inc. Class B Common Stock outstanding on the Effective Date shall, by operation of law and by virtue of the Merger and without any action on the part of any person, be converted into .096 Class B Shares of VS Holdings Inc.


              (c) All authorized shares of VS Holdings No. 2 Inc. Class A Common Stock and VS Holdings No. 2 Inc. Class B Common Stock, other than those outstanding on the Effective Date, shall, by operation of law and by nature of the merger and without action on the part of any person, be canceled and retired, without conversion, and no new shares of the Surviving Corporation shall be issued with respect thereto.


f. If a consolidation, the Articles of Incorporation of the consolidated corporation are attached to this Certificate and are incorporated herein. If a merger, the amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows: n/a

g.  Other provisions with respect to the merger (consolidation) are as follows:

    The plan of merger will be furnished by the surviving corporation, on request and without cost, to any shareholder of any constituent corporation.

    (The following statement must be added. However, you may attach a rider, if additional space is needed.) The plan of merger will be furnished by the surviving corporation, on request and without cost, to any shareholder of any constituent corporation.

2.     (Complete this for any foreign corporation only) n/a

       This merger (consolidation) is permitted by the laws of the State of
       *__________________________

       the jurisdiction under which *______________________________________
                                         (name of foreign corporation)

       is organized and the plan of merger (consolidation) was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

3. (Complete only if an effective date is desired other than the date of filing. This date must be no more than 90 days after receipt of this document in this office.)

       The merger (consolidation) shall be effective on the *28th day of April, 1998 at 10:00 a.m. Eastern Daylight Savings Time.

4.     (Complete applicable section for each constituent corporation)

a.     (For domestic profit corporations only)

       The plan of merger was adopted by the Board of Directors of the following constituent corporations:

                        VS Holdings Inc.
                        VS Holdings No. 2 Inc.

       and was approved by the shareholders of those corporations in accordance with Section 703a.


                        Signed this *23rd day of April, 1998*

                        *             VS Holdings, Inc.
                        -------------------------------------------------------
                                   (Name of Corporation)

                        By: David J. Woodward
                        -------------------------------------------------------
                             (Only signature of: President, Vice-President,
                                     Chairperson or Vice-Chairperson)

                        *  David J. Woodward, Vice President
                        -------------------------------------------------------
                                 (Type or Print Name and Title)



                                Signed this * 23rd day of April, 1998

                        *               VS Holdings No. 2, Inc.
                        -------------------------------------------------------

                        By: David J. Woodward
                            ---------------------------------------------------
                             (Only signature of: President, Vice-President,
                                     Chairperson or Vice-Chairperson)

                        *  David J. Woodward, Vice President
                        -------------------------------------------------------
                                 (Type or Print Name and Title)

SEAL APPEARS ONLY ON ORIGINAL

     MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

    DATE RECEIVED                                  (FOR BUREAU USE ONLY)
------------------------------------------
    APR 24 1998                                            FILED
------------------------------------------
Name                                                    APR 24 1998
        Linda M. Bierl, Legal Asst.
        Timmis & Inman  L.L.P.                         ADMINISTRATOR
------------------------------------------     MI DEPT OF CONSUMER & INDUSTRY
Address                                      SERVICES CORPORATION, SECURITIES &
        300 Talon Centre                         LAND DEVELOPMENT BUREAU
------------------------------------------
City        State        Zip               EFFECTIVE DATE:  4-28-98
Detroit        MI            48207
--------------------------------------------------------------------------------

Document will be returned to the name and address you enter above

                        CERTIFICATE OF SHARE EXCHANGE
     FOR USE BY DOMESTIC PROFIT OR FOREIGN ACQUIRING PROFIT CORPORATIONS
           (Please read information and instructions on last page)


     Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), the undersigned corporation executes the following Certificate:

1. a. The name of each corporation whose shares will be acquired and its identification number is:

          VS Holdings Inc.                  418-825
          -----------------------------     ----------------
          *
          -----------------------------     ----------------

      b. The name of the acquiring corporation and its identification number is:

          Talon Automotive Group, Inc.      500-580
          -----------------------------     ----------------

2. The manner and basis of exchanging the shares to be acquired as set forth in the plan of exchange:

               (a) On the Effective Date, the holders of the outstanding shares of the capital stock of VS Holdings Inc. Class A Common Stock (the "VS Class A Shareholders") shall cause the certificate(s) representing such shares to be surrendered to Talon Automotive Group, Inc. ("TAG"). Upon the surrender of such certificate(s), TAG shall exchange the same for .791 Shares of TAG Class A stock and shall thereupon cause new certificates representing such TAG Class A Shares to be executed and delivered to the VS Class A Shareholders in accordance with the terms of this Article III.

               (b) On the Effective Date, the holders of the outstanding shares of the capital stock of VS Class B Common Stock (the "VS Class B shareholders") shall cause the certificate(s) representing such shares to be surrendered to TAG. Upon the surrender of such certificate(s), TAG shall exchange the same for .791 Shares of TAG Class B Shares and shall thereupon cause new certificates representing such TAG Class B Shares to be executed and delivered to the VS Class B Shareholders.

               (c) Upon the surrender of all shares of VS Class A Common Stock and VS Class B Common Stock to TAG by the VS Class A Shareholders and the VS Class B Shareholders, TAG shall submit the same to VS Holdings Inc. which shall, on the effective date, reissue new certificates representing such stock to TAG.

3.     (Complete for any foreign corporation only)

       This share exchange is permitted by the laws of the state of ___________

       the jurisdiction under which *_____________________________________
                                         (name of foreign corporation)
       is organized and the plan of share exchange was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

4. (Complete only if an effective date is desired other than the date of filing. This date must be no more than 90 days after receipt by the administrator.)

       The share exchange shall be effective at 10:04 a.m. Eastern Daylight Savings Timeon the * 28th day of * April, 1998.

5.     (Complete applicable section for each constituent corporation)

       a. The plan of share exchange has been adopted by the Board of Directors of the following corporations in accordance with Section 702 of the Act:

           VS Holdings Inc.
           Talon Automotive Group, Inc.

       b. The plan of share exchange was approved by the shareholders of the following constituent corporations in accordance with Section 703a.

           VS Holdings Inc.
           Talon Automotive Group, Inc.

6. The plan of share exchange will be furnished by the acquiring corporation, on request and without cost, to any shareholder of any constituent corporation.



                       Signed this *________ day of April, 1998

                       *               VS Holdings Inc.
                        -------------------------------------------------------
                                     (Name of Corporation)


                       By: David J. Woodward
                          -----------------------------------------------------
                              (Only Signature of:  President, Vice-President,
                                   Chairperson or Vice-Chairperson)
                           David J. Woodward, Vice President


                       Signed this *________ day of April, 1998

                       *             Talon Automotive Group, Inc.
                        -------------------------------------------------------

                                     (Name of Corporation)

                       By: David J. Woodward
                          -----------------------------------------------------
                              (Only Signature of:  President, Vice-President,
                                   Chairperson or Vice-Chairperson)
                           David J. Woodward, Vice President

SEAL APPEARS ONLY ON ORIGINAL